Exhibit 10.2
EXECUTION VERSION

INCREMENTAL COMMITMENT SUPPLEMENT dated as of July 11, 2017 (this “Agreement”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015, as supplemented by the Incremental Commitments Supplement dated as of March 4, 2016, and as further amended by the Second Amendment dated as of June 22, 2017 (the “Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as syndication agent, CITIBANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC. and THE BANK OF NOVA SCOTIA, as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended to increase the aggregate amount of the Commitments by $93,000,000 (the “Commitment Increase”) to an aggregate total amount of Commitments outstanding after giving effect to this Agreement of $3,393,000,000, such additional Commitments to be provided by the Increasing Lender (as defined below);
WHEREAS, Credit Suisse AG (the “Increasing Lender”) is willing to increase its existing Commitment by the amount equal to the Commitment Increase pursuant to the terms and subject to the conditions set forth herein and in the Credit Agreement; and
WHEREAS, JPMorgan Chase Bank, N.A. (in such capacity, the “Arranger”) has been appointed to act as sole lead arranger and sole bookrunner for the Commitment Increase.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2.     Commitment Increase; Commitments. (a) The Increasing Lender agrees that, on and as of the Incremental Effective Date (as defined below), its Commitment shall increase by the amount equal to the Commitment Increase.
(b) Each party hereto acknowledges and agrees that, on the Incremental Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to the Commitment Increase pursuant to this Agreement. Without limiting the foregoing, the Increasing Lender further acknowledges and agrees that, on the Incremental Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to the Increasing Lender, and the Increasing Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Incremental Effective Date equal to the Increasing Lender’s Percentage (as so automatically redetermined on the Incremental Effective Date) thereof. In the event any Revolving Borrowings are outstanding on the Incremental Effective Date, the Increasing Lender and the Administrative Agent shall effect such payments as are contemplated by the fourth sentence of Section 2.17 of the Credit Agreement.
SECTION 3.     Representations and Warranties. The Borrower represents and warrants to the Increasing Lender that:
(a) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Incremental Effective Date, before and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to each of the Credit Agreement and this Agreement and (ii) “the Effective Date” as references to the Incremental Effective Date) are true in all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c) On and as of the Incremental Effective Date, before and after giving effect to this Agreement, no Default has occurred and is continuing.
SECTION 4.     Effectiveness. The Commitment Increase shall become effective as of the first date (the “Incremental Effective Date”) on which:
(a) the Administrative Agent shall have received from the Borrower and the Increasing Lender either a counterpart of this Agreement signed on behalf of such party or facsimile or other written confirmation satisfactory to the Administrative Agent confirming that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent;
(c) the Administrative Agent shall have received a certificate, dated the Incremental Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 3 of this Agreement;
(d) the Borrower shall have paid to the Increasing Lender the fee required to be paid on the Incremental Effective Date pursuant to the fee letter entered into by the Borrower and the Increasing Lender in connection with this Agreement; and
(e) the Borrower shall have paid to the Administrative Agent all reasonable and documented fees and disbursements of counsel required to be paid by it pursuant to Section 9.03 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one day prior to the Incremental Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.
SECTION 5.     Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(b) On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(c) It is agreed that the Arranger and its Related Parties shall be entitled to the benefits of Sections 9.03(a) and 9.03(b) of the Credit Agreement with respect to the arrangement of the Commitment Increase and this Agreement, the preparation, execution and delivery of this Agreement and other matters relating to or arising out of this Agreement to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.

SECTION 6.     Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.     Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

MARATHON OIL CORPORATION,

by	/s/ Morris R. Clark
Name: Morris R. Clark Title: Vice President and Treasurer

Signature Page to Incremental Commitment Supplement

JPMORGAN CHASE BANK, N.A., as the Administrative Agent,

by	/s/ Debra Hrelja
Name: Debra Hrelja Title: Vice President

Signature Page to Incremental Commitment Supplement

Name of Increasing Lender:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

by	/s/ Lea Baerlocher
Name: Lea Baerlocher
Title: Authorized Signatory

Signature Page to Incremental Commitment Supplement